UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

AEP INDUSTRIES INC.

(By BERRY GLOBAL FILMS, LLC as successor

by merger to AEP Industries Inc.)

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35117	22-1916107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Berry Global Films, LLC Berry Plastics Group, Inc. 101 Oakley Street Evansville, Indiana	47710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 424-2904

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Loan Payoffs

On January 20, 2017 (the “Closing Date”), in connection with the consummation of the previously announced Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), dated as of August 24, 2016, by and among AEP Industries Inc., a Delaware corporation (“AEP”), Berry Plastics Group, Inc., a Delaware corporation (“Berry”), Berry Plastics Corporation, a Delaware corporation and a direct, wholly owned subsidiary of Berry (“Holdings”), Berry Plastics Acquisition Corporation XVI, a Delaware corporation and a direct, wholly owned subsidiary of Holdings (“Merger Sub”), and Berry Plastics Acquisition Corporation XV, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Holdings (“Merger Sub LLC”), Berry, on behalf of AEP, repaid in full all outstanding loans under AEP’s existing Second Amended and Restated Loan and Security Agreement, dated as of February 22, 2012, by and among AEP, as borrower, the financial institutions party thereto, as lenders, Wells Fargo Bank, National Association, as agent, and the persons from time to time party thereto, as amended, restated, supplemented or otherwise modified, and all outstanding commitments under that agreement were terminated.

Senior Notes

On the Closing Date, in connection with the Merger Agreement, Berry deposited the amount of $131,130,833.33 to The Bank of New York Mellon Trust Company, N.A., representing the amount necessary to redeem AEP’s 8.25% Senior Notes due 2019, in full, on February 19, 2017, and to satisfy and discharge the indenture governing those senior notes.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, pursuant to the terms of the Merger Agreement, (i) Merger Sub merged with and into AEP (the “First-Step Merger”), with AEP surviving the First-Step Merger, and (ii) immediately thereafter, AEP merged with and into Merger Sub LLC (the “Second-Step Merger” and, together with the First-Step Merger, the “Mergers”), with Merger Sub LLC surviving as a wholly owned subsidiary of Holdings, under the name Berry Global Films, LLC.

Pursuant to the Merger Agreement, at the effective time of the First-Step Merger (the “Effective Time”), each share of common stock (including shares underlying AEP restricted stock awards), par value $0.01 per share, of AEP (the “AEP Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of AEP Common Stock (i) owned by AEP or its subsidiaries as treasury stock, (ii) owned by Berry, Holdings, Merger Sub or Merger Sub LLC and (iii) with respect to which holders have properly exercised and perfected a demand for appraisal rights pursuant to the General Corporation Law of the State of Delaware (collectively, the “Cancelled Shares”)) was converted into the right to receive, at the stockholder’s election, $110.00 in cash (the “Cash Consideration”) or 2.5011 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Berry (the “Berry Common Stock”) (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”), subject to the terms and conditions set forth in the Merger Agreement. The Merger Consideration will be prorated as necessary to ensure that fifty percent (50%) of the total outstanding shares of AEP Common Stock entitled to receive Merger Consideration will be exchanged for the Cash Consideration and fifty percent (50%) of such shares will be exchanged for the Stock Consideration.

In addition, under the terms and conditions of the Merger Agreement, at the Effective Time, each outstanding option to purchase shares of AEP Common Stock, whether or not vested, was cancelled in exchange for the right to receive: (i) a cash payment equal to the excess of (A) the product of (x) fifty percent (50%) of the Cash Consideration and (y) the total number of shares of AEP Common Stock underlying such option over (B) the aggregate exercise price of such option; and (ii) a number of shares of Berry Common Stock equal to the product of (A) fifty percent (50%) of the Stock Consideration and (B) the total number of shares of AEP Common Stock underlying such option, subject to certain conditions set forth in the Merger Agreement. Additionally, at the Effective Time, each holder of a performance unit of AEP was entitled to receive in full settlement of such performance unit either: (i) a cash payment equal to the product of (A) the closing price of a share of AEP Common Stock on the NASDAQ Global Select Market (“NASDAQ”) on January 19, 2017, the last full trading day prior to the Closing Date, and (B) the total number of shares of AEP Common Stock subject to such performance unit; or (ii) a combination of (A) a cash payment equal to the product of (1) fifty percent (50%) of the Cash Consideration and (2) the total number of shares of AEP Common Stock subject to such performance unit and (B) a number of shares of Berry common stock equal to the product of (1) fifty percent (50%) of the Stock Consideration and (2) the total number of shares of AEP Common Stock subject to such performance unit, subject to certain conditions set forth in the Merger Agreement. For performance units subject to a performance condition as in effect immediately prior to the Effective Time, the number of performance units was determined based on the level of achievement of such performance condition for the period beginning on November 1, 2016, the first day of the performance period, and ending on December 31, 2016, the last day of the most recently completed fiscal month prior to the Effective Time, in a manner that is consistent with past practice and prorated for the period based on the two completed full fiscal months from the date of grant through the Effective Time.

Berry issued approximately 6.5 million shares of Berry Common Stock and delivered approximately $297 million as consideration for the Mergers (including consideration in respect of AEP options, AEP performance units and AEP restricted stock). Berry funded the aggregate Cash Consideration through the proceeds from a previously disclosed senior secured incremental term loan obtained by Holdings from Citigroup Global Markets Inc., Credit Suisse AG, Cayman Islands Branch and Credit Suisse Securities (USA) LLC, Barclays Bank plc, Deutsche Bank AG New York Branch, Goldman Sachs Bank USA and Wells Fargo Bank National Association, acting for themselves and one or more of their affiliates.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of each of (i) the Merger Agreement, which was filed as Exhibit 2.1 to AEP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 26, 2016, and (ii) Amendment No. 1 to the Merger Agreement, which was filed as Exhibit 2.1 to AEP’s Current Report on Form 8-K filed with the SEC on December 12, 2016.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the closing of the Mergers, AEP notified NASDAQ of its intent to remove the AEP Common Stock from listing on NASDAQ and requested NASDAQ file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist and deregister shares of AEP Common Stock. Merger Sub, as successor by merger to AEP, intends to file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the termination of registration of shares of AEP Common Stock, including the associated preferred stock purchase rights issued pursuant to that certain Amended and Restated Rights Agreement, dated as of March 28, 2014 (as amended from time to time, the “Rights Agreement”), by and between AEP and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), under Section 12(g) of the Exchange Act and the termination and suspension of AEP’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of AEP Common Stock on NASDAQ was suspended as of the closing of trading on the Closing Date.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As of the Effective Time, each share of AEP Common Stock (other than Cancelled Shares) issued and outstanding prior to the Effective Time was cancelled and converted into the right to receive the Merger Consideration, subject to the terms and conditions set forth in the Merger Agreement.

Immediately prior to the Effective Time of the First-Step Merger, in accordance with the terms of that certain Third Amendment, dated as of August 24, 2016 (the “Amendment”), to the Rights Agreement, by and between AEP and the Rights Agent, the rights thereunder expired. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which was filed as Exhibit 4.1 to AEP’s Current Report on Form 8-K filed with the SEC on August 26, 2016.

Item 5.01.	Changes in Control of Registrant.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

On January 20, 2017, in connection with the consummation of the Mergers, Merger Sub merged with and into AEP, with AEP continuing as the surviving company. Immediately thereafter, AEP merged with and into Merger Sub LLC, with Merger Sub LLC as the surviving company and a wholly owned subsidiary of Holdings, under the name Berry Global Films, LLC.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the First-Step Merger (and not as a result of any disagreement with AEP), at the Effective Time, each of AEP’s directors and officers immediately prior to the Effective Time ceased to be directors and officers of AEP. In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time, which consisted of Jonathan D. Rich, Mark W. Miles and Jason K. Greene as directors and Jonathan D. Rich as Chief Executive Officer, Mark W. Miles as Chief Financial Officer and Jason K. Greene as Executive Vice President, General Counsel and Secretary, became the directors and officers of AEP.

In connection with the consummation of the Second-Step Merger and at the effective time of the Second-Step Merger (the “Second-Step Effective Time”), each of Merger Sub’s directors and officers immediately prior to the Second-Step Effective Time ceased to be directors and officers of Merger Sub. In accordance with the terms of the Merger Agreement, immediately following the Second-Step Effective Time, the sole manager and the officers of Merger Sub LLC immediately prior to the Second-Step Effective Time, which consisted of Holdings as the sole manager, Jonathan D. Rich as Chief Executive Officer, Mark W. Miles as Chief Financial Officer and Jason K. Greene as Executive Vice President, General Counsel and Secretary, continued as the sole manager and officers of Berry Global Films, LLC (formerly Berry Plastics Acquisition Corporation XV, LLC), as the surviving company following the Second-Step Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2017, at the Second-Step Effective Time, the Restated Certificate of Incorporation of AEP and the Seventh Amended and Restated By-laws of AEP ceased to be in effect and the Certificate of Formation and Amended and Restated Limited Liability Company Agreement of Merger Sub LLC, as amended by the Certificate of Merger merging AEP, as survivor of the First-Step Merger, with and into Merger Sub LLC and changing the name of Merger Sub LLC to Berry Global Films, LLC, became the Certificate of Formation and Amended and Restated Limited Liability Company Agreement of the Berry Global Films, LLC, the survivor of the Second-Step Merger, in accordance with the terms of the Merger Agreement. Copies of the Certificate of Organization, Limited Liability Company Agreement and the Certificate of Merger are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 24, 2016, by and among Berry Plastics Group, Inc., Berry Plastics Corporation, Berry Plastics Acquisition Corporation XVI, Berry Plastics Acquisition Corporation XV, LLC and AEP Industries Inc. (incorporated herein by reference to Exhibit 2.1 of AEP’s Current Report on Form 8-K filed with the SEC on August 26, 2016)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 7, 2016, by and among Berry Plastics Group, Inc., Berry Plastics Corporation, Berry Plastics Acquisition Corporation XVI, Berry Plastics Acquisition Corporation XV, LLC and AEP Industries Inc. (incorporated herein by reference to Exhibit 2.1 of AEP’s Current Report on Form 8-K filed with the SEC on December 12, 2016)

3.1	Certificate of Formation of Berry Plastics Acquisition Corporation XV, LLC

3.2	Amended and Restated Limited Liability Company Agreement of Berry Plastics Acquisition Corporation XV, LLC

3.3	Certificate of Merger merging AEP Industries Inc. with and into Berry Plastics Acquisition Corporation XV, LLC

4.1	Third Amendment to the Amended and Restated Rights Agreement, dated as of August 24, 2016, between AEP Industries Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to Exhibit 4.1 of AEP’s Current Report on Form 8-K filed with the SEC on August 26, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2017	BERRY GLOBAL FILMS, LLC
as successor by merger to AEP Industries Inc.

	By:	/S/ JASON K. GREENE
	Name:	Jason K. Greene
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 24, 2016, by and among Berry Plastics Group, Inc., Berry Plastics Corporation, Berry Plastics Acquisition Corporation XVI, Berry Plastics Acquisition Corporation XV, LLC and AEP Industries Inc. (incorporated herein by reference to Exhibit 2.1 of AEP’s Current Report on Form 8-K filed with the SEC on August 26, 2016)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 7, 2016, by and among Berry Plastics Group, Inc., Berry Plastics Corporation, Berry Plastics Acquisition Corporation XVI, Berry Plastics Acquisition Corporation XV, LLC and AEP Industries Inc. (incorporated herein by reference to Exhibit 2.1 of AEP’s Current Report on Form 8-K filed with the SEC on December 12, 2016)

3.1	Certificate of Formation of Berry Plastics Acquisition Corporation XV, LLC

3.2	Amended and Restated Limited Liability Company Agreement of Berry Plastics Acquisition Corporation XV, LLC

3.3	Certificate of Merger merging AEP Industries Inc. with and into Berry Plastics Acquisition Corporation XV, LLC

4.1	Third Amendment to the Amended and Restated Rights Agreement, dated as of August 24, 2016, between AEP Industries Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to Exhibit 4.1 of AEP’s Current Report on Form 8-K filed with the SEC on August 26, 2016)